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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date or Report (Date of Earliest Event Reported):
                                August 9, 1999

                           FOX SPORTS NETWORKS, LLC
                      (f/k/a FOX/LIBERTY NETWORKS, LLC)

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            (Exact Name of Registrant as Specified in its Charter)

   Delaware                      333-38689                        95-4577574
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(State or other             (Commission File                   (IRS Employer
jurisdiction of              Number)                           Identification
incorporation)                                                 No.)

                        1440 South Sepulveda Boulevard
                            Los Angeles, CA. 90025
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (310) 444-8123


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                (Former Address, if changed since last report)
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Item 8: Changes in Fiscal Year
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        On August 9, 1999, the members of Fox Sports Networks, LLC (f/k/a/
Fox/Liberty Networks, LLC) (the "Company") authorized a change in the Company's fiscal year end from the end of the calendar year (December 31) to the Sunday closest to June 30, with such change effective for the Company's 1999 fiscal year. A report on Form 10-K covering the six months ended June 30, 1999 (the transition period) will be filed.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 1999

                                FOX SPORTS NETWORKS, LLC.



                                By: /s/ Andrew Hubsch
                                   --------------------------------
                                   Name: Andrew Hubsch
                                   Title: Vice President, Treasurer